3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | BioLifeSolutions.com
BioLife Solutions Reports First Quarter 2025 Financial Results

Cell Processing revenue of $21.6 million, up 33% over Q1 2024

GAAP gross margin of 63% and non-GAAP adjusted gross margin of 66%

GAAP net loss of $0.4 million and non-GAAP adjusted EBITDA of $5.7 million or 24% of revenue

Conference call begins at 4:30 p.m. Eastern time today

BOTHELL, Wash. (May 8, 2025) – BioLife Solutions, Inc. (Nasdaq: BLFS) (“BioLife” or the “Company”), a leading developer and supplier of cell processing tools and services for the cell and gene therapy (“CGT”) market, announces financial results for the three months ended March 31, 2025.

Roderick de Greef, Chairman and CEO, commented, “We are off to a strong start to 2025, delivering 33% year-over-year growth in cell processing revenue and building on the sequential momentum carried throughout last year. Performance was driven primarily by growth in our core biopreservation media product line, particularly from customers with commercial therapies who now represent approximately 40% of total biopreservation media revenue – underscoring the resilience and durability of our model. Adjusted EBITDA margin expanded meaningfully as our streamlined organization and reshaped portfolio continues to unlock operating leverage following the strategic moves carried out last year.”

“With a healthy balance sheet and disciplined approach to capital allocation, we are well positioned to continue advancing innovative solutions to the growing CGT market – organically and inorganically through acquisitions like PanTHERA CryoSolutions,” he added. “Even as we navigate a dynamic operating environment, we remain confident in our outlook for 2025 and our ability to deliver growth, extend our leadership position and create sustained value for shareholders.”

First Quarter 2025 Business Highlights

•Processed 13 new U.S. FDA Master File cross references for our biopreservation media, bringing the cumulative total processed to 782.

•Our biopreservation media is embedded in 17 unique commercial CGT's as of March 31, 2025, with expectations that approvals for 10 additional products, geographic expansions, earlier lines of treatment, or new indications will occur in the next 12 months. There was one additional geographic expansion and one new indication for an existing approved therapy in the first quarter. Our CellSeal vials and hPL products are embedded into 4 approved therapies.

•On April 4, 2025, we completed the acquisition of PanTHERA CryoSolutions, a privately held developer of novel cryopreservation solutions based on proprietary Ice Recrystallization Inhibitor (“IRI”) technology. The acquisition strengthens our position as the biopreservation market leader and adds scientific capabilities to our management team.

3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | BioLifeSolutions.com
First Quarter 2025 Financial Results

BioLife Solutions is presenting various financial metrics under U.S. generally accepted accounting principles (GAAP) and as adjusted (non-GAAP). In addition, BioLife Solutions is presenting Global Cooling, Inc., SciSafe, and CBS as discontinued operations for all periods presented within the Condensed Consolidated Balance Sheets and Condensed Consolidated Statements of Operations. The Condensed Consolidated Statements Of Comprehensive Loss, Condensed Consolidated Statements of Shareholders' Equity, and Condensed Consolidated Statements of Cash Flows are presented on a consolidated basis for both continuing operations and discontinued operations. All amounts, percentages, and disclosures for all periods presented reflect only the continuing operations of the Company unless otherwise noted.
REVENUE

•Total revenue for the first quarter of 2025 was $23.9 million, an increase of $5.5 million, or 30%, from $18.4 million for the first quarter of 2024 and up $1.2 million, or 5%, sequentially from the fourth quarter of 2024.

◦Cell Processing platform revenue was $21.6 million, an increase of $5.4 million, or 33%, from the same period in 2024 and up $1.3 million, or 6%, sequentially from the fourth quarter of 2024.

◦evo and Thaw platform revenue was $2.3 million, an increase of $0.1 million, or 5%, from the same period in 2024 and down $0.1 million, or 3%, sequentially from the fourth quarter of 2024.

GROSS MARGIN

•Gross margin (GAAP) for the first quarter of 2025 was 63% compared with 63% for the first quarter of 2024. Adjusted gross margin (non-GAAP) for the first quarter of 2025 was 66% compared with 66% for the first quarter of 2024.

OPERATING LOSS FROM CONTINUING OPERATIONS

•Operating loss from continuing operations (GAAP) for the first quarter of 2025 was $1.2 million compared with $3.3 million for the first quarter of 2024. Adjusted operating income / (loss) from continuing operations (non-GAAP) for the first quarter of 2025 was $0.9 million compared with adjusted operating loss of $2.4 million for the first quarter of 2024.

NET LOSS FROM CONTINUING OPERATIONS

•Net loss from continuing operations (GAAP) for the first quarter of 2025 was $0.4 million compared with $3.2 million for the first quarter of 2024. Adjusted net income / (loss) from continuing operations (non-GAAP) for the first quarter of 2025 was $1.7 million compared with adjusted net loss of $2.3 million for the first quarter of 2024.

LOSS PER SHARE FROM CONTINUING OPERATIONS

•Loss per share from continuing operations (GAAP) for the first quarter of 2025 was $0.01 compared with $0.07 for the first quarter of 2024.

3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | BioLifeSolutions.com

ADJUSTED EBITDA

•Adjusted EBITDA, a non-GAAP measure, for the first quarter of 2025 was $5.7 million, or 24% of revenue, compared with $2.6 million, or 14% of revenue, for the first quarter of 2024.

CASH, CASH EQUIVALENTS, AND MARKETABLE SECURITIES

•Cash, cash equivalents, and marketable securities as of March 31, 2025, were $107.6 million.

(As a result of showing amounts in millions, rounding difference may exist in the percentages above.)

2025 Financial Guidance

BioLife Solutions is affirming its 2025 revenue guidance of $95.5 million to $99.0 million, representing growth of 16% to 20% compared with 2024. This guidance is based on the following expectations:

•Cell Processing platform: Revenue of $86.5 million to $89.0 million, reflecting year-over-year growth of 18% to 21%.

•evo and Thaw platform: Revenue of $9.0 million to $10.0 million, reflecting year-over-year growth of 3% to 15%.

Management expects 2025 gross margin (GAAP) in the low 60% range and adjusted gross margin (non-GAAP) in the mid-60% range, as well as a reduction in net loss (GAAP), and continued expansion of adjusted EBITDA margin (non-GAAP) when compared with 2024.

3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | BioLifeSolutions.com

Conference Call & Webcast

Management will discuss the Company's financial results, provide a general business update and answer questions during a conference call and live webcast today at 4:30 p.m. ET (1:30 p.m. PT).

To access the webcast, log onto the Investor Relations page of the BioLife Solutions website at https://www.biolifesolutions.com/earnings. In addition, the conference call will be accessible by dialing toll-free 1-833-630-0431 or 1-412-317-1808 for international callers. A webcast replay will be available approximately two hours after the call ends and will be archived on https://www.biolifesolutions.com for 90 days.

About BioLife Solutions

BioLife is a leading developer and supplier of cell processing tools and services for the CGT market. Our expertise facilitates the commercialization of new therapies by supplying solutions that maintain the health and function of biologic materials during the collection, development, manufacturing and distribution. For more information, please visit www.biolifesolutions.com, and follow BioLife on LinkedIn and X.

Cautions Regarding Forward Looking Statements

Certain statements contained in this press release are not historical facts and may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “plans,” "intend," “expects,” "continue," “believes,” “anticipates,” “designed,” and similar words are intended to identify forward-looking statements. Forward-looking statements are based on our current expectations and beliefs, and involve a number of risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from those stated or implied by the forward-looking statements. A description of certain of these risks, uncertainties and other matters can be found in filings we make with the U.S. Securities and Exchange Commission, all of which are available at www.sec.gov. Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by us. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in its expectations with regard to these forward-looking statements or the occurrence of unanticipated events.

Non-GAAP Measures of Financial Performance

To supplement our financial statements, which are presented on the basis of U.S. generally accepted accounting principles (GAAP), the following non-GAAP measures of financial performance are included on a consolidated basis in this release: adjusted gross margin, adjusted operating expenses, adjusted operating income/(loss), adjusted net income/(loss), earnings before interest, taxes, depreciation and amortization (EBITDA), and adjusted EBITDA. A reconciliation of GAAP to adjusted non-GAAP financial measures is included as an attachment to this press release.

We believe these non-GAAP financial measures are useful to investors in assessing our operating performance. We use these financial measures internally to evaluate our operating

3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | BioLifeSolutions.com
performance and for planning and forecasting of future periods. We also believe it is in the best interests of investors to provide this non-GAAP information.

While we believe these non-GAAP financial measures provide useful supplemental information to investors, there are limitations associated with the use of these non-GAAP financial measures. These non-GAAP financial measures may not be reported by competitors, and they may not be directly comparable to similarly titled measures of other companies due to differences in calculation methodologies. The non-GAAP financial measures are not an alternative to GAAP information and are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures. They should be used only as a supplement to GAAP information and should be considered only in conjunction with our consolidated financial statements prepared in accordance with GAAP.

Media & Investor Relations

At the Company

Troy Wichterman
Chief Financial Officer
(425) 402-1400
twichterman@biolifesolutions.com

Investors

Alliance Advisors IR
Jody Cain
(310) 691-7100
jcain@allianceadvisors.com

3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | BioLifeSolutions.com

BIOLIFE SOLUTIONS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, amounts in thousands, except share and per share amounts)

	Three Months Ended March 31,
(In thousands, except per share and share data)	2025	2024

Product revenue	$22,299	$16,743
Service revenue	60	25
Rental revenue	1,582	1,665
Total product, rental, and service revenue	23,941	18,433
Costs and operating expenses:
Cost of product, rental, and service revenue (exclusive of Intangible asset amortization)	$8,155	$6,192
General and administrative	11,501	10,397
Sales and marketing	2,597	2,376
Research and development	2,204	2,075
Intangible asset amortization	702	688
Total operating expenses	25,159	21,728
Operating loss	(1,218)	(3,295)

Other income:
Interest income (expense), net	681	(140)
Other income	103	253
Total other income, net	784	113

Loss before income tax expense	(434)	(3,182)
Income tax expense	(14)	(17)
Net loss from continuing operations	$(448)	$(3,199)

Discontinued operations:
Loss from discontinued operations before income tax expense	—	(6,908)
Income tax expense	—	(114)
Loss from discontinued operations	$—	$(7,022)

Net loss	$(448)	$(10,221)

Loss from continuing operations, attributable to common shareholders:
Basic and Diluted	$(448)	$(3,199)
Loss from discontinued operations, attributable to common shareholders:
Basic and Diluted	$—	$(7,022)
Loss per share from continuing operations, attributable to common shareholders:
Basic and Diluted	$(0.01)	$(0.07)
Loss per share from discontinued operations, attributable to common shareholders:
Basic and Diluted	$—	$(0.15)

3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | BioLifeSolutions.com

Net loss attributable to common shareholders:
Basic and Diluted	$(448)	$(10,221)
Net loss per share attributable to common shareholders:
Basic and Diluted	$(0.01)	$(0.22)
Weighted average shares used to compute loss per share attributable to common shareholders:
Basic and Diluted	47,134,720	45,432,426

3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | BioLifeSolutions.com
BIOLIFE SOLUTIONS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS
(Unaudited, amounts in thousands)

	Three Months Ended March 31,
(In thousands)	2025	2024
Net loss	$(448)	$(10,221)
Other comprehensive income (loss)	9	(221)
Comprehensive loss	$(439)	$(10,442)

BIOLIFE SOLUTIONS, INC.
CONDENSED CONSOLIDATED BALANCE SHEET INFORMATION
(Unaudited, amounts in thousands)

	March 31,	December 31,
(In thousands)	2025	2024
Cash, cash equivalents, and marketable securities	$107,635	$109,212
Working capital	103,406	116,027
Current assets	131,129	148,761
Current liabilities	27,723	32,734
Total assets	395,141	399,487
Long-term obligations	14,794	17,844
Accumulated deficit	(335,549)	(335,101)
Total shareholders' equity	$352,624	$348,909

3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | BioLifeSolutions.com

BIOLIFE SOLUTIONS, INC.
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS INFORMATION
(Unaudited, amounts in thousands)

	Three Months Ended March 31,
(In thousands)	2025	2024
Net cash provided by (used in) operating activities	$1,727	$(4,475)
Net cash used in investing activities	(27,176)	(221)
Net cash used in financing activities	(2,992)	(952)
Effects of currency translation	—	(65)
Net decrease in cash, cash equivalents, and restricted cash	$(28,441)	$(5,713)

Cash, cash equivalents, and restricted cash – beginning of period	$95,386	$35,438
Cash, cash equivalents, and restricted cash – end of period	66,945	29,725

Marketable securities	40,690	16,401

Total cash, cash equivalents, restricted cash, and marketable securities	$107,635	$46,126

BIOLIFE SOLUTIONS, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO NON-GAAP ADJUSTED GROSS MARGIN
(Unaudited, amounts in thousands)

	Three Months Ended March 31,
(In thousands)	2025		2024
Total revenues	$23,941		$18,433
Cost of revenues	(8,155)		(6,192)
COGS intangible asset amortization	(596)		(582)
GROSS PROFIT	$15,190	$	$11,659
GROSS MARGIN	63%		63%

ADJUSTMENTS TO GROSS PROFIT:
Gain on disposal of assets	(12)		—
Intangible asset amortization	596		582
ADJUSTED GROSS PROFIT	15,774		12,241
ADJUSTED GROSS MARGIN	66%		66%

3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | BioLifeSolutions.com

BIOLIFE SOLUTIONS, INC.
RECONCILIATION OF GAAP OPERATING EXPENSES FROM CONTINUING OPERATIONS TO NON-GAAP ADJUSTED OPERATING EXPENSES FROM CONTINUING OPERATIONS
(Unaudited, amounts in thousands)

	Three Months Ended March 31,
(In thousands)	2025	2024
OPERATING EXPENSES FROM CONTINUING OPERATIONS	$25,159	$21,728

ADJUSTMENTS TO OPERATING EXPENSES FROM CONTINUING OPERATIONS:
Cost of product, rental, and service revenues	(8,155)	(6,192)
Acquisition and divestiture costs	(1,001)	(237)
Severance costs	(416)	—
Intangible asset amortization	(702)	(688)
Gain on disposal of assets	10	—
ADJUSTED OPERATING EXPENSES FROM CONTINUING OPERATIONS	$14,895	$14,611

BIOLIFE SOLUTIONS, INC.
RECONCILIATION OF GAAP OPERATING LOSS FROM CONTINUING OPERATIONS TO NON-GAAP ADJUSTED OPERATING INCOME / (LOSS) FROM CONTINUING OPERATIONS
(Unaudited, amounts in thousands)

	Three Months Ended March 31,
(In thousands)	2025	2024
OPERATING LOSS FROM CONTINUING OPERATIONS	$(1,218)	$(3,295)

ADJUSTMENTS TO OPERATING LOSS FROM CONTINUING OPERATIONS

Acquisition and divestiture costs	1,001	237
Severance costs	416	—
Intangible asset amortization	702	688
Gain on disposal of assets	(10)	—
ADJUSTED OPERATING INCOME / (LOSS) FROM CONTINUING OPERATIONS	$891	$(2,370)

3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | BioLifeSolutions.com

BIOLIFE SOLUTIONS, INC.
RECONCILIATION OF GAAP NET LOSS FROM CONTINUING OPERATIONS TO NON-GAAP ADJUSTED NET INCOME / (LOSS) FROM CONTINUING OPERATIONS
(Unaudited, amounts in thousands)

	Three Months Ended March 31,
(In thousands)	2025	2024
NET LOSS FROM CONTINUING OPERATIONS	$(448)	$(3,199)

ADJUSTMENTS TO NET LOSS FROM CONTINUING OPERATIONS

Acquisition and divestiture costs	1,001	237
Severance costs	416	—
Intangible asset amortization	702	688
Gain on disposal of assets	(10)	—
Income tax expense	14	17
ADJUSTED NET INCOME / (LOSS) FROM CONTINUING OPERATIONS	$1,675	$(2,257)

3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | BioLifeSolutions.com
BIOLIFE SOLUTIONS, INC.
RECONCILIATION OF GAAP NET LOSS FROM CONTINUING OPERATIONS TO NON-GAAP ADJUSTED EBITDA FROM CONTINUING OPERATIONS
(Unaudited, amounts in thousands)

	Three Months Ended March 31,
(In thousands)	2025	2024
NET LOSS FROM CONTINUING OPERATIONS	$(448)	$(3,199)

ADJUSTMENTS:
Interest (income) expense, net	(681)	140
Accretion of available-for-sale investments	(105)	(183)
Income tax expense	14	17
Depreciation	682	767
Intangible asset amortization	702	688
EBITDA	$164	$(1,770)

OTHER ADJUSTMENTS:
Share-based compensation (non-cash)	4,153	4,128
Acquisition and divestiture costs	1,001	237
Severance costs	416	—
Gain on disposal of assets	(10)	—
ADJUSTED EBITDA FROM CONTINUING OPERATIONS	$5,724	$2,595
% of Revenue	24%	14%